Intangible assets, net (Tables)	12 Months Ended
Dec. 31, 2023
Intangible assets, net
Schedule of intangible assets, net

	As of December 31, 2022				As of December 31, 2023
	Cost	Accumulated amortization (Note a)	Accumulated Impairment	Net amount	Cost	Accumulated amortization (Note a)	Accumulated Impairment	Net amount
	RMB	RMB	RMB	RMB	RMB	RMB	RMB	RMB
Domain names	14,279	(14,279)	—	—	14,644	(14,644)	—	—
Trademarks	24,992	(9,269)	—	15,723	24,987	(13,037)	—	11,950
Payment license (Note b)	319,660	—	—	319,660	319,660	—	—	319,660
Others	73,773	(55,650)	(16,907)	1,216	73,773	(55,655)	(16,907)	1,211

Total	432,704	(79,198)	(16,907)	336,599	433,064	(83,336)	(16,907)	332,821

Notes:

(a)
Amortization expenses for intangible assets were RMB12,078, RMB3,256 and RMB3,778 for the years ended December 31, 2021, 2022 and 2023, respectively. Amortization expenses are expected to be at RMB3,778, RMB3,778, RMB3,778, RMB629 and nil for the years ending December 31, 2024, 2025, 2026, 2027 and 2028, respectively.

(b)
Payment license has a legal life of 5 years, which enables the Group to provide payment services and qualifies as a paying institution. The Group renewed the license on June 27, 2022 with expiry date in June 2027. The Group believes it would be able to renew the payment license at minimal cost continuously and has the ability to do so. As a result, the payment license is considered by the Group as having an indefinite life because it is expected to contribute to net cash inflow indefinitely.